                                                                               .
                                                                               .
                                                                               .
                                                                Exhibit -(g)(vi)

              SCHEDULE A
 TO THE SHAREHOLDER SERVICE AGREEMENT
                BETWEEN
 SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                                      Effective Date
----                                                                      --------------
Schwab International Index Fund -- Investor Shares                        July 21, 1993

Schwab International Index Fund -- Select Shares                          April 30, 1997

Schwab Small-Cap Index Fund -- Investor Shares                            October 14, 1993

Schwab Small-Cap Index Fund -- Select Shares                              April 30, 1997

Schwab MarketTrack Growth Portfolio -- Investor Shares (formerly known    September 25, 1995
as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Growth Portfolio -- P Shares                           November 29, 2005

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset     September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio -- Investor Shares (formerly    September 25, 1995
known as Schwab Asset Director-Conservative Growth Fund)

Schwab MarketTrack Conservative Portfolio -- P Shares                     November 29, 2005

Schwab MarketTrack All Equity Portfolio (formerly known as Schwab Asset   April 16, 1998
Director-Aggressive Growth Fund)

Schwab S&P 500 Index Fund -- Investor Shares                              February 28, 1996

Schwab S&P 500 Index Fund -- e.Shares                                     February 28, 1996

Schwab S&P 500 Index Fund -- Select Shares                                April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)         May 21, 1996

Laudus International MarketMasters Fund -- Investor Shares (formerly      September 2, 1996
known as Schwab International MarketMasters Fund -- Investor Shares,
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios-International)

Laudus International MarketMasters Fund -- Select Shares (formerly        April 1, 2004
known as Schwab International MarketMasters Fund -- Select Shares,
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios-International)

Fund                                                                      Effective Date
----                                                                      --------------
Laudus U.S. MarketMasters Fund -- Investor Shares (formerly known as      October 13, 1996
Schwab U.S. MarketMasters Fund -- Investor Shares, Schwab
MarketManager Growth Portfolio and Schwab OneSource Portfolios-Growth
Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares (formerly known as        June 1, 2004
Schwab U.S. MarketMasters Fund -- Select Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource Portfolios-Growth Allocation)

Schwab Viewpoints Fund -- Investor Shares (formerly known as Laudus       October 13, 1996
Balanced MarketMasters Fund -- Investor Shares (formerly known as
Schwab Balanced MarketMasters Fund -- Investor Shares, Schwab
MarketManager Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Viewpoints Fund -- Select Shares (formerly known as Laudus         June 1, 2004
Balanced MarketMasters Fund -- Select Shares, Schwab Balanced
MarketMasters Fund -- Select Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund -- Investor Shares (formerly known    August 3, 1997
as Schwab Small-Cap MarketMasters Fund -- Investor Shares, Schwab
MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Laudus Small-Cap MarketMasters Fund -- Select Shares (formerly known      June 1, 2004
as Schwab Small-Cap MarketMasters Fund -- Select Shares, Schwab
MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Institutional Select S&P 500 Fund (formerly known as               October 28, 1998
Institutional Select S&P 500 Fund)

Schwab Total Stock Market Index Fund -- Investor Shares                   April 15, 1999

Schwab Total Stock Market Index Fund -- Select Shares                     April 15, 1999

Schwab Financial Services Fund (formerly known as Financial Services      May 15, 2000
Focus Fund)

Schwab Health Care Fund (formerly known as Health Care Focus Fund)        May 15, 2000

Schwab Technology Fund (formerly known as Technology Focus Fund)          May 15, 2000

Schwab Hedged Equity Fund -- Investor Shares                              August 26, 2003

Schwab Hedged Equity Fund -- Select Shares                                August 6, 2002

Fund                                                                      Effective Date
----                                                                      --------------
Schwab Small-Cap Equity Fund -- Investor Shares                           May 19, 2003

Schwab Small-Cap Equity Fund -- Select Shares                             May 19, 2003

Schwab Dividend Equity Fund -- Investor Shares                            September 23, 2003

Schwab Dividend Equity Fund -- Select Shares                              September 23, 2003

Schwab Premier Equity Fund -- Investor Shares                             November 16, 2004

Schwab Premier Equity Fund -- Select Shares                               November 16, 2004

Schwab Target 2010 Fund                                                   May 4, 2005

Schwab Target 2020 Fund                                                   May 4, 2005

Schwab Target 2030 Fund                                                   May 4, 2005

Schwab Target 2040 Fund                                                   May 4, 2005

Schwab Retirement Income Fund                                             May 4, 2005

Schwab Large Cap Growth Fund -- Investor Shares                           May 24, 2005

Schwab Large Cap Growth Fund -- Select Shares                             May 24, 2005

Schwab Fundamental US Large Company Index Fund                            February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                        February 28, 2007

Schwab Fundamental International Large Company Index Fund                 February 28, 2007

Schwab Fundamental Emerging Markets Index Fund                            November 12, 2007

Schwab Fundamental International Small-Mid Company Index Fund             November 12, 2007

                                        SCHWAB CAPITAL TRUST

                                        By: /s/ Jeffrey Mortimer
                                            ---------------------------
                                            Jeffrey Mortimer,
                                            Senior Vice President
                                            and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By: /s/ Fred Potts
                                            ---------------------------
                                            Fred Potts,
                                            Senior Vice President
                                            Mutual Fund Client Services

Dated as of December 15, 2007

                              SCHEDULE C
                 TO THE SHAREHOLDER SERVICE AGREEMENT
                                BETWEEN
         SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                      Fee
----                                      ---
Schwab International Index Fund --        Twenty one-hundredths of one percent
Investor Shares                           (0.20%) of the Fund's average daily
                                          net assets

Schwab International Index Fund --        Five one-hundredths of one percent
Select Shares                             (0.05%) of the class' average daily
                                          net assets

Schwab Small-Cap Index Fund--Investor     Twenty one-hundredths of one percent
Shares                                    (0.20%) of the Fund's average daily
                                          net assets

Schwab Small-Cap Index Fund--Select       Five one-hundredths of one percent
Shares                                    (0.05%) of the class' average daily
                                          net assets

Schwab MarketTrack Growth                 Twenty one-hundredths of one percent
Portfolio--Investor Shares (formerly      (0.20%) of the Fund's average daily
known as Schwab Asset Director--High      net assets
Growth Fund)

Schwab MarketTrack Growth Portfolio--     Five one-hundredths of one percent
P Shares                                  (0.05%) of the class' average daily
                                          net assets

Schwab MarketTrack Balanced Portfolio     Twenty one-hundredths of one percent
(formerly known as Schwab Asset           (0.20%) of the Fund's average daily
Director--Balanced Growth Fund)           net assets

Schwab MarketTrack Conservative           Twenty one-hundredths of one percent
Portfolio--Investor Shares (formerly      (0.20%) of the Fund's average daily
known as Schwab Asset                     net assets
Director--Conservative Growth Fund)

Schwab MarketTrack Conservative           Five one-hundredths of one percent
Portfolio--P Shares                       (0.05%) of the class' average daily
                                          net assets

Schwab Market Track All Equity            Twenty one-hundredths of one percent
Portfolio (formerly known as Schwab       (0.20%) of the Fund's average daily
Asset Director--Aggressive Growth         net assets
Fund)

Fund                                      Fee
----                                      ---
Schwab S&P 500 Index Fund --Investor      Twenty one-hundredths of one percent
Shares                                    (0.20%) of the class' average daily
                                          net assets

Schwab S&P 500 Index Fund -- e.Shares     Five one-hundredths of one percent
                                          (0.05%) of the class' average daily
                                          net assets

Schwab S&P 500 Index Fund --Select        Five one-hundredths of one percent
Shares                                    (0.05%) of the class' average daily
                                          net assets

Schwab Core Equity Fund (formerly         Twenty one-hundredths of one percent
known as Schwab nalytics Fund)            (0.20%) of the Fund's A average daily
                                          net assets.

Laudus International MarketMasters        Twenty one-hundredths of one
Fund -- Investor Shares (formerly         percent (0.20%) of the Fund's
known as Schwab International             average daily net assets.
MarketMasters Fund -- Investor Shares,
MarketManager International Portfolio
and Schwab OneSource
Portfolios--International)

Laudus International MarketMasters        Fifteen one-hundredths of one percent
Fund -- Select Shares (formerly known     (0.15%) of the Fund's average daily
as Schwab International MarketMasters     net assets
Fund -- Select Shares, MarketManager
International Portfolio and Schwab
OneSource Portfolios--International)

Laudus U.S. MarketMasters Fund --         Twenty one-hundredths of one percent
Investor Shares (formerly known as        (0.20%) of the Fund's average daily
Schwab U.S. MarketMasters Fund --         net assets
Investor Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios--Growth Allocation)

Laudus U.S. MarketMasters Fund --         Fifteen one-hundredths of one percent
Select Shares (formerly known as          (0.15%) of the Fund's average daily
Schwab U.S. MarketMasters Fund --         net assets
Select Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios--Growth Allocation)

Schwab Viewpoints Fund -- Investor        Twenty one-hundredths of one percent
Shares (formerly known as Laudus          (0.20%) of the Fund's average daily
Balanced MarketMasters Fund --            net assets
Investor Shares, Schwab Balanced
MarketMasters Fund -- Investor Shares,
Schwab MarketManager Balanced
Portfolio and Schwab OneSource
Portfolios--Balanced Allocation)

Schwab Viewpoints Fund -- Select          Five one-hundredths of one percent
Shares (formerly known as Laudus          (0.05%) of the Fund's average daily
Balanced MarketMasters Fund -- Select     net assets
Shares, Schwab Balanced MarketMasters
Fund -- Select Shares, Schwab
MarketManager Balanced Portfolio and
Schwab OneSource Portfolios--Balanced
Allocation)

Fund                                      Fee
----                                      ---
Laudus Small-Cap MarketMasters Fund --    Twenty one-hundredths of one percent
Investor Shares (formerly known as        (0.20%) of the Fund's average daily
Schwab Small-Cap MarketMasters Fund --    net assets
Investor Shares, Schwab MarketManager
Small Cap Portfolio and Schwab
OneSource Portfolios--Small Company)

Laudus Small-Cap MarketMasters Fund --    Fifteen one-hundredths of one percent
Select Shares (formerly known as          (0.15%) of the Fund's average daily
Schwab Small-Cap MarketMasters Fund --    net assets
Select Shares, Schwab MarketManager
Small Cap Portfolio and Schwab
OneSource Portfolios--Small Company)

Schwab Institutional Select S&P 500       Five one-hundredths of one percent
Fund (formerly known as Institutional     (0.05%) of the Fund's average daily
Select S&P 500 Fund)                      net assets

Schwab Total Stock Market Index Fund      Twenty one-hundredths of one percent
-- Investor Shares                        (0.20%) of the Fund's average daily
                                          net assets

Schwab Total Stock Market Index Fund      Five one-hundredths of one percent
-- Select Shares                          (0.05%) of the Fund's average daily
                                          net assets

Schwab Financial Services Fund            Twenty one-hundredths of one percent
(formerly known as Financial Services     (0.20%) of the Fund's average daily
Focus Fund)                               net assets

Schwab Health Care Fund (formerly         Twenty one-hundredths of one percent
known as Health Care Focus Fund)          (0.20%) of the Fund's average daily
                                          net assets

Schwab Technology Fund (formerly known    Twenty one-hundredths of one percent
as Technology Focus Fund)                 (0.20%) of the Fund's average daily
                                          net assets

Schwab Hedged Equity Fund -- Investor     Twenty one-hundredths of one percent
Shares                                    (0.20%) of the Fund's average daily
                                          net assets

Schwab Hedged Equity Fund -- Select       Five one-hundredths of one percent
Shares                                    (0.05%) of the Fund's average daily
                                          net assets

Schwab Small-Cap Equity Fund --           Twenty one-hundredths of one percent
Investor Shares                           (0.20%) of the Fund's average daily
                                          net assets

Schwab Small-Cap Equity Fund -- Select    Five one-hundredths of one percent
Shares                                    (0.05%) of the Fund's average daily
                                          net assets

Schwab Dividend Equity Fund --            Twenty one-hundredths of one percent
Investor Shares                           (0.20%) of the Fund's average daily
                                          net assets

Fund                                      Fee
----                                      ---
Schwab Dividend Equity Fund --            Five one-hundredths of one percent
Select Shares                             (0.05%) of the Fund's average daily
                                          net assets

Schwab Premier Equity Fund -- Investor    Twenty one-hundredths of one percent
Shares                                    (0.20%) of the Fund's average daily
                                          net assets

Schwab Premier Equity Fund -- Select      Five one-hundredths of one percent
Shares                                    (0.05%) of the Fund's average daily
                                          net assets

Schwab Target 2010 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2020 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2030 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2040 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Retirement Income Fund             Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Large-Cap Growth Fund --           Twenty one-hundredths of one percent
Investor Shares                           (0.20%) of the Fund's average daily
                                          net assets

Schwab Large-Cap Growth Fund -- Select    Five one-hundredths of one percent
Shares                                    (0.05%) of the Fund's average daily
                                          net assets

Schwab Fundamental US Large Company       Twenty one-hundredths of one percent
Index Fund -- Investor Shares             (0.20%) of the Fund's average daily
                                          net assets

Schwab Fundamental US Large Company       Five one-hundredths of one percent
Index Fund -- Select Shares               (0.05%) of the Fund's average daily
                                          net assets

Schwab Fundamental US Large Company       Five one-hundredths of one percent
Index Fund -- Institutional Shares        (0.05%) of the Fund's average daily
                                          net assets

Schwab Fundamental US Small-Mid           Twenty one-hundredths of one percent
Company Index Fund -- Investor Shares     (0.20%) of the Fund's average daily
                                          net assets

Schwab Fundamental US Small-Mid           Five one-hundredths of one percent
Company Index Fund -- Select Shares       (0.05%) of the Fund's average daily
                                          net assets

Schwab Fundamental US Small-Mid           Five one-hundredths of one percent
Company Index Fund -- Institutional       (0.05%) of the Fund's average daily
Shares                                    net assets

Fund                                      Fee
----                                      ---
Schwab Fundamental International Large    Twenty one-hundredths of one percent
Company Index Fund -- Investor Shares     (0.20%) of the Fund's average daily
                                          net assets

Schwab Fundamental International Large    Five one-hundredths of one percent
Company Index Fund -- Select Share        (0.05%) of the Fund's average s daily
                                          net assets

Schwab Fundamental International Large    Five one-hundredths of one percent
Company Index Fund -- Institutional       (0.05%) of the Fund's average daily
Shares                                    net assets

Schwab Fundamental Emerging Markets       Twenty one-hundredths of one percent
Index Fund -- Investor Shares             (0.20%) of the Fund's average daily
                                          net assets

Schwab Fundamental Emerging Markets       Five one-hundredths of one percent
Index Fund -- Select Shares               (0.05%) of the Fund's average daily
                                          net assets

Schwab Fundamental Emerging Markets       Five one-hundredths of one percent
Index Fund -- Institutional Shares        (0.05%) of the Fund's average daily
                                          net assets

Schwab Fundamental International          Twenty one-hundredths of one percent
Small-Mid Company Index Fund --           (0.20%) of the Fund's average daily
Investor Shares                           net assets

Schwab Fundamental International          Five one-hundredths of one percent
Small-Mid Company Index Fund -- Select    (0.05%) of the Fund's average daily
Shares                                    net assets

Schwab Fundamental International          Five one-hundredths of one percent
Small-Mid Company Index Fund --           (0.05%) of the Fund's average daily
Institutional Shares                      net assets

The aforementioned shareholder service fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain shareholder services. In no event shall this fee reduction with respect to any third party intermediary be greater than, the fee payable to Charles Schwab & Co. Inc. (per this Agreement or after waivers) for providing shareholder service to the Fund. This fee reduction shall exclude fees paid to a third-party intermediary for sub-transfer agency related services, including, but not limited to, establishment and maintenance of customer records and/or shareholder accounts, even if such services are not described as sub-transfer agency services in the agreement with such third-party intermediary.

                                        SCHWAB CAPITAL TRUST

                                        By: /s/ Jeffrey Mortimer
                                            ---------------------------
                                            Jeffrey Mortimer,
                                            Senior Vice President
                                            and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By: /s/ Fred Potts
                                            ---------------------------
                                            Fred Potts,
                                            Senior Vice President
                                            Mutual Fund Client Services

Dated as of December 15, 2007